UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2014

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road Warren, New Jersey		07059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit Index to Current Report on Form 8-K Filed on March 4, 2014

Exhibit 10.1	Schedule of Salary Actions for Named Executive Officers

Exhibit 10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

Exhibit 10.3	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	2014 Annual Incentive Compensation Award Criterion. On February 26, 2014, the Organization & Compensation Committee (the Compensation Committee) of The Chubb Corporation (Chubb) determined that the performance goal to be used for calculating 2014 annual incentive compensation awards under The Chubb Corporation Annual Incentive Compensation Plan (2011) will be Chubb’s 2014 operating income, subject to adjustments (i) to account for the reduction in investment income attributable to Chubb’s repurchase of shares of common stock and (ii) to limit the impact of catastrophes to within specific minimum and maximum levels.

Salary Actions. On February 26, 2014, the Compensation Committee approved the 2014 base salaries for the following named executive officers: John D. Finnegan, Richard G. Spiro, Paul J. Krump, Dino E. Robusto and Harold L. Morrison, Jr. A schedule of the salaries of Chubb’s named executive officers is filed herewith as Exhibit 10.1 and is incorporated by reference into this Item 5.02. The new salaries are effective as of April 1, 2014.

Forms of Performance Unit Award Agreement and Restricted Stock Unit Agreement. On February 26, 2014, the Compensation Committee approved a form of performance unit award agreement and a form of restricted stock unit agreement under The Chubb Corporation Long-Term Incentive Plan (2009), which forms of agreement are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Schedule of Salary Actions for Named Executive Officers

10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

10.3	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: March 4, 2014	By:	/s/ Maureen A. Brundage
	Name:	Maureen A. Brundage
	Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON MARCH 4, 2014

Exhibit No.	Description

10.1	Schedule of Salary Actions for Named Executive Officers

10.2	Form of Performance Unit Award Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)

10.3	Form of Restricted Stock Unit Agreement under The Chubb Corporation Long-Term Incentive Plan (2009)